UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 9, 2018 (April 3, 2018)

Date of Report (Date of earliest event reported)

Blue Sphere Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-55127	98-0550257
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 McCullough Drive, 4th Floor, Charlotte, North Carolina 28262

 (Address of principal executive offices) (Zip Code)

704-909-2806

 (Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As used in this Current Report, all references to the terms “we”, “us”, “our”, “Blue Sphere” or the “Company” refer to Blue Sphere Corporation and its wholly-owned subsidiaries, unless the context clearly requires otherwise. All references herein to monetary amounts are expressed in US Dollars.

Explanatory Note

This Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K filed by the Company on December 28, 2015, the Current Report on Form 8-K filed by the Company on March 24, 2017 and the Current Report on Form 8-K/A filed by the Company on December 28, 2017.

Item 1.01

Entry Into a Material Definitive Agreement

As previously reported, on December 23, 2015, the Company completed an offering with six investors (the “Holders”), thereby issuing $3,000,000 of our two-year 11% Senior Debentures (the “Debentures”) and warrants to purchase up to 61,544 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), with 50% of such shares exercisable at a price per share of $6.50 and the other 50% of such shares exercisable at price per share of $9.75 (all such warrants, the “Warrants”). On March 24, 2017, the Company and five of the six Holders of the Debentures, representing an aggregate principal balance of $2,000,000, amended the Debentures to provide that some or all of the principal balance, and accrued but unpaid interest thereon, is convertible into shares of Common Stock at the Holders’ election (such amended Debentures, the “Convertible Debentures”). The Debentures initially matured on December 22, 2017 (the “Maturity Date”). Between December 22, 2017 and December 28, 2017, the Company and the Holders entered into a letter agreement dated December 21, 2017 (the “First Letter Agreement”), pursuant to which (a) the Company and the Holders extended the Maturity Date to April 3, 2018; (a) the Company agreed to pay to the Holders, in the aggregate, $150,000, of which $30,000 was paid and $120,000 was payable on or before April 3, 2018; (c) the Company and the Holders amended the exercise price of the Warrants to $1.60 per share; and (d) the Company issued to the Holders five-year warrants to purchase, in the aggregate, up to 224,550 shares of Common Stock at $1.60 per share (the “First New Warrants”).

On or about April 3, 2018, the Company and the Holders entered into a second letter agreement (the “Second Letter Agreement”), pursuant to which the Company and the Holders agreed to new terms governing repayment of the Debentures consisting of three new extensions to the Maturity Date, whereby the parties agreed to extend the Maturity Date to May 7, 2018 (the “Tier 1 Maturity Date”), and any amounts not paid by the Tier 1 Maturity Date will become automatically subject to a Maturity Date of June 30, 3018 (the “Tier 2 Maturity Date”), and any amounts not paid by the Tier 2 Maturity Date will become subject to a Maturity Date of December 31, 2018 (the “Tier 3 Maturity Date”, and together with the Tier 1 Maturity Date and Tier 2 Maturity Date, the “Tiered Maturity Dates”).

As of April 3, 2018, five of the six Holders and the Company entered into a Third Amendment to Senior Debenture and the remaining Holder and the Company entered into a Second Amendment to Senior Debenture, all such amendments being on substantially the same terms (collectively, the “April 2018 Debenture Amendments”), to implement the Tiered Maturity Dates and other terms of the Second Letter Agreement. Specifically, the Second Letter Agreement and April 2018 Debenture Amendments provide for the following in connection with each Tiered Maturity Date:

●	As consideration for the Tier 1 Maturity Date, the Company shall pay to the Holders, on or before the Tier 1 Maturity Date, an aggregate fee of $241,315, consisting of the following: (a) $120,000 due and owing on April 3, 2018 under the First Letter Agreement (see above); (b) $91,315 in interest due and owing under the Debenture through April 2, 2018; and (c) $30,000 as an extension fee. Interest on the Debenture will continue to accrue at the rate of eleven percent (11%) through the Tier 1 Maturity Date.

●	As consideration for the Tier 2 Maturity Date, if and to the extent applicable, the Company will pay to the Holders, on or before the Tier 2 Maturity Date, an additional one percent (1%) extension fee of $30,000. Interest on the Debenture will continue to accrue at the rate of eleven percent (11%) through the Tier 2 Maturity Date.

●	As consideration for the Tier 3 Maturity Date, if and to the extent applicable: (a) commencing on July 1, 2018, the Debentures shall accrue aggregate interest at the rate of $2,000 per day; and (b) the Company shall pay to the Holders an aggregate fee, on or before the Tier 3 Maturity Date, equal to $150,000, which is five percent (5%) of the total principal amount of all Debentures.

Also as of April 3, 2018, in connection with the Second Letter Agreement, the Company issued to the Holders five-year warrants to purchase, in the aggregate, up to 227,272 shares of Common Stock at $1.60 per share (the “Second New Warrants”), in substantially the same form as the First New Warrants.

All references herein to aggregate fees, interest, payments or issuances will be (or have been) paid to the Holders pro rata based on their respective investments in the Debentures, collectively. Any reference herein to the Debentures is inclusive of the Convertible Debentures, and the Convertible Debentures will continue to be convertible in accordance with the terms thereof.

The foregoing descriptions of the forms of Second Letter Agreement, April 2018 Debenture Amendments, and Second New Warrants do not purport to be complete and are qualified in their entirety by reference to the full text of the forms of Second Letter Agreement, April 2018 Debenture Amendments, and Second New Warrants filed as Exhibits 10.1, 10.2 and 10.3 hereto, respectively, and are incorporated herein by reference.

The Company is providing this report in accordance with Rule 135c under the Securities Act of 1933, as amended (the “Securities Act”), and the notice contained herein does not constitute an offer to sell the Company’s securities, and is not a solicitation for an offer to purchase the Company’s securities. The securities offered have not been registered under the Securities Act, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference.

Item 3.02

Unregistered Sales of Equity Securities

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference.

The Company has sold the Securities in a private transaction in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder since, among other things, the above transaction did not involve a public offering. Additionally, the Company relied on similar exemptions under applicable state laws. The Holders had access to information about the Company and their investments, took the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities. Upon issuance, the resale of the securities will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01

Financial Statements and Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K/A:

(d) Exhibits.

10.1	Form of Second Letter Agreement, dated April 3, 2018, between the Company and the Holders.

10.2	Form of April 2018 Debenture Amendments, dated April 3, 2018, between the Company and the Holders.

10.3	Form of Second New Warrants, issued on April 3, 2018, by the Company to the Holders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE SPHERE CORPORATION

Date: April 9, 2018	By:	/s/ Shlomi Palas
Shlomi Palas
President and Chief Executive Officer